UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21984

Central Park Group Multi-Event Fund

(Exact name of registrant as specified in charter)

12 East 49th Street, New York, NY	10017

(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc.	3435 Stelzer Rd.	Columbus, OH 43219

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-317-9200
Date of fiscal year end: October 31, 2008
Date of reporting period: October 31, 2008

Item 1. Reports to Stockholders.

Central Park Group Multi-Event Fund

Financial Statements

For The Period from
December 6, 2007 (commencement of operations)
to October 31, 2008

CENTRAL PARK GROUP MULTI-EVENT FUND
Financial Statements
Period from December 6, 2007 (commencement of operations) to October 31, 2008

CENTRAL PARK GROUP MULTI-EVENT FUND
Report of Independent Registered Public Accounting Firm

Ernst & Young LLP 5 Times Square New York, New York 10036-6530 Tel: (212) 773-3000 www.ey.com

The Board of Trustees and Shareholders of Central Park Group Multi-Event Fund:

We have audited the accompanying statement of assets and liabilities of Central Park Group Multi-Event Fund (the “Fund”), including the schedule of portfolio investments, as of October 31, 2008, and the related statements of operations, cash flows and changes in net assets for the period from December 6, 2007 (commencement of operations) to October 31, 2008. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and others. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Central Park Group Multi-Event Fund at October 31, 2008, the results of its operations, its cash flows and the changes in its net assets for the period from December 6, 2007 to October 31, 2008, in conformity with U.S. generally accepted accounting principles.

December 19, 2008

CENTRAL PARK GROUP MULTI-EVENT FUND
Statement of Assets and Liabilities
October 31, 2008

Assets
Investments, at fair value (cost $34,480,463)	$33,842,877
Cash	6,184,756
Foreign currency, at value (cost $59,698)	60,080
Deposit with broker	300,000
Receivable for investments sold, not settled	4,001,423
Interest and dividends receivable	57,499
Offering costs (net of accumulated amortization of $161,978)	17,671
Other assets	16,461

Total assets	44,480,767

Liabilities
Payable for investments purchased, not settled	7,154,752
Payable for capital shares redeemed	2,353,727
Securities sold, not yet purchased, at value (proceeds $3,782,763)	3,936,023
Written options, at value (premiums $82,786)	76,885
Due to investment advisor	22,426
Trustee fees payable	1,250
Accounts payable and other accrued expenses	202,418

Total liabilities	13,747,481

Net assets	$30,733,286

Composition of net assets
Paid-in capital	$34,469,482
Net undistributed investment loss	—
Accumulated net realized loss from investments, options, foreign currency transactions, securities sold, not yet purchased, exchange traded funds sold, not yet purchased, written options and swaps	(2,946,388)
Accumulated net unrealized depreciation from investments, options, foreign currency transactions, securities sold, not yet purchased, exchange traded funds sold, not yet purchased and written options	(789,808)

Net assets at end of period	$30,733,286

Net asset value per share outstanding $30,733,286/3,357,830 shares outstanding (12,500,000 shares authorized)	$9.15

The accompanying notes are an integral part of these financial statements.

CENTRAL PARK GROUP MULTI-EVENT FUND
Schedule of Portfolio Investments
October 31, 2008

			% of Net
Shares	Type	Fair Value ($)	Assets

	INVESTMENTS IN SECURITIES (110.12%)
	COMMON STOCK - (39.87%)
	Chemicals
17,763	Huntsman Corp. (a)	179,406
38,290	W. R. Grace & Co. (a)(b)	344,993
24,918	Rohm & Haas Co.	1,752,981

		2,277,380	7.41%

	Diversified-Machinery
7,663	Cummins, Inc.	198,089	0.64%

	Diversified-Manufacturing
3,854	The Brink’s Co.	186,880	0.61%

	Electric-Integrated
30,620	Constellation Energy Group, Inc.	741,310
28,704	Puget Energy, Inc.	672,535

		1,413,845	4.60%

	Food & Beverage
22,985	Anheuser-Busch Cos., Inc. (a)	1,425,760
23,030	Corn Products International, Inc.	560,090

		1,985,850	6.46%

	Healthcare Services
17,237	Genentech, Inc. (a)(b)	1,429,637	4.65%

	Hotels & Motels
24,894	Orient-Express Hotels Ltd., Class A	306,196	1.00%

	Insurance
11,499	Aon Corp.	486,408
23,025	Platinum Underwriters Holdings Ltd. (c) (Bermuda)	730,813

		1,217,221	3.96%

	Investment Companies
61,346	Merrill Lynch & Co., Inc.	1,140,422	3.71%

	Oil & Gas
21,033	Marathon Oil Corp.	612,060
28,743	Nexen, Inc. (c) (Canada)	459,601
15,318	Southern Union Co.	263,776
30,634	The Williams Cos., Inc. (a)	642,395

		1,977,832	6.44%

	Wireless Equipment
38,293	Gilat Satellite Networks Ltd. (b)(c) (Israel)	119,474	0.39%

	TOTAL COMMON STOCK (Cost $12,583,951)	12,252,826	39.87%

	PRIVATE PLACEMENT (2.95%)
1,100,000	SMC Credit Opportunity Fund, Ltd.	907,108

	TOTAL PRIVATE PLACEMENT (Cost $1,101,218)	907,108	2.95%

The accompanying notes are an integral part of these financial statements.

CENTRAL PARK GROUP MULTI-EVENT FUND
Schedule of Portfolio Investments, continued
October 31, 2008

			% of Net
Principal ($)	Type	Fair Value ($)	Assets

	CORPORATE BONDS (1.10%)
193,000	HCA, Inc., 9.13%, 11/15/14	166,101
195,000	NRG Energy, Inc., 7.25%, 2/1/14	170,950

	TOTAL CORPORATE BONDS (Cost $338,101)	337,051	1.10%

Contracts (d)	PURCHASED OPTIONS (0.84%)
	Security, Expiration Date, Exercise Price
	Call Options
153	Genentech, Inc., November 22, 2008 80.00 Call	74,970
31	Rohm & Haas Co., January 17, 2009 70.00 Call	15,500
	Put Options
230	Anheuser-Busch Cos., Inc., January 17, 2009 55.00 Put	78,200
38	Genentech, Inc., November 22, 2008 75.00 Put	4,940
77	Genentech, Inc., November 22, 2008 80.00 Put	21,175
191	Rohm & Haas Co., January 17, 2009 60.00 Put	42,020
65	UST, Inc., January 17, 2009 60.00 Put	3,575
77	W. R. Grace & Co., January 17, 2009 10.00 Put	19,250

	TOTAL OPTIONS (Cost $370,931)	259,630	0.84%

Shares	SHORT-TERM INVESTMENT (65.36%)
20,086,262	Union Bank of California Money Market Sweep (a)	20,086,262

	TOTAL SHORT-TERM INVESTMENT (Cost $20,086,262)	20,086,262	65.36%

	TOTAL INVESTMENT IN SECURITIES (Cost $34,480,463)	33,842,877	110.12%

	INVESTMENTS IN SECURITIES SOLD, NOT YET PURCHASED, EXCHANGE TRADED FUNDS SOLD, NOT YET PURCHASED AND WRITTEN OPTIONS (-13.06%)
	SECURITIES SOLD, NOT YET PURCHASED (-4.15%)
	Financial Services
52,699	Bank of America Corp.	(1,273,735)

	TOTAL SECURITIES SOLD, NOT YET PURCHASED (Proceeds $1,349,237)	(1,273,735)	(4.15)%

	EXCHANGE TRADED FUND SOLD, NOT YET PURCHASED (-8.66%)
49,781	iShares Russell 2000 Index Fund	(2,662,288)

	TOTAL EXCHANGE TRADED FUNDS SOLD, NOT YET PURCHASED (Proceeds $2,433,526)	(2,662,288)	(8.66)%

The accompanying notes are an integral part of these financial statements.

CENTRAL PARK GROUP MULTI-EVENT FUND
Schedule of Portfolio Investments, continued
October 31, 2008

			% of Net
	Type	Fair Value ($)	Assets

Contracts (d)	WRITTEN OPTIONS (-0.25%)
	Security, Expiration Date, Exercise Price Call Option
76	MGM MIRAGE, November 22, 2008 15.00 Call	(21,280)
	Put Options
230	Anheuser-Busch Cos., Inc., January 17, 2009 45.00 Put	(44,850)
77	Genentech, Inc., November 22, 2008 65.00 Put	(1,925)
192	Rohm & Haas Co., January 17, 2009 45.00 Put	(8,640)
38	UST, Inc., January 17, 2009 45.00 Put	(190)

	TOTAL WRITTEN OPTIONS (Premiums received $82,786)	(76,885)	(0.25)%

	TOTAL INVESTMENTS IN SECURITIES SOLD, NOT YET PURCHASED, EXCHANGE TRADED FUNDS SOLD, NOT YET PURCHASED AND WRITTEN OPTIONS (Proceeds $3,865,549) (e)	(4,012,908)	(13.06)%

	TOTAL INVESTMENTS IN SECURITIES AND SECURITIES SOLD, NOT YET PURCHASED - (97.06%)	29,829,969	97.06%
	OTHER ASSETS IN EXCESS OF LIABILITIES - (2.94%)	903,317	2.94%

	TOTAL NET ASSETS - (100%)	$30,733,286	100.00%

	% OF TOTAL INVESTMENTS IN SECURITIES BY COUNTRY
	United States of America	$32,532,989	96.13%
	Bermuda	730,813	2.16%
	Canada	459,601	1.36%
	Israel	119,474	0.35%

	TOTAL % OF INVESTMENTS IN SECURITIES BY COUNTRY	$33,842,877	100.00%

(a)	Security positions are either entirely or partially held in a segregated account as collateral for securities sold, not yet purchased, aggregating a total market value of $8,647,014.
(b)	Non income producing.
(c)	Foreign investments held in foreign currency are translated into U.S. dollars at the date of valuation.
(d)	Each contract is equivalent to 100 shares.
(e)	All securities sold, not yet purchased and exchange traded funds sold, not yet purchased are invested in the United States of America.

The accompanying notes are an integral part of these financial statements.

CENTRAL PARK GROUP MULTI-EVENT FUND
Statement of Operations
Period from December 6, 2007 (commencement of operations) to October 31, 2008

Investment income
Dividends (net of foreign withholding tax of $7,422)	$262,007
Interest	111,131

Total investment income	373,138

Expenses:
Investment management fee	380,630
Offering fees	161,978
Professional fees	161,359
Administration fee	125,116
Interest expense	94,772
Dividend expense	57,041
Custodian fees	31,717
Trustee fees	23,000
Distribution expense	10,000
Other expenses	116,684

Total expenses	1,162,297
Expense fee waiver	(375,000)

Net expenses	787,297

Net investment loss	(414,159)

Net realized and unrealized gain (loss) from investments,
options, foreign currency transactions, securities sold,
not yet purchased, exchange traded funds sold,
not yet purchased, written options and swaps

Net realized gain (loss) from:
Investments	(4,956,484)
Options	(595,258)
Securities sold, not yet purchased	2,726,652
Written options	(5,446)
Credit default swap agreements	(72,210)
Foreign currency transactions	(32,364)

Total net realized gain (loss)	(2,935,110)
Change in net unrealized appreciation/depreciation from investments, options, foreign currency transactions, securities sold, not yet purchased, exchange traded funds sold, not yet purchased and written options	(789,808)

Net realized and unrealized loss from investments, options, foreign currency transactions, securities sold, not yet purchased, exchange traded funds sold, not yet purchased, written options and swaps	(3,724,918)

Net decrease in net assets resulting from operations	$(4,139,077)

The accompanying notes are an integral part of these financial statements.

CENTRAL PARK GROUP MULTI-EVENT FUND
Statement of Changes in Net Assets
Period from December 6, 2007 (commencement of operations) to October 31, 2008

Decrease in net assets resulting from operations
Net investment loss	$(414,159)
Net realized loss from investments, options, foreign currency transactions, securities sold, not yet purchased, exchange traded funds sold, not yet purchased, written options and swaps	(2,935,110)
Net change in unrealized appreciation/depreciation from investments, options, foreign currency transactions, securities sold, not yet purchased, exchange traded funds sold, not yet purchased and written options	(789,808)

Net decrease in net assets resulting from operations	(4,139,077)

Shareholders’ transactions
Proceeds from shares issued (3,653,162 shares issued)	37,604,443
Cost of shares redeemed (303,674 shares redeemed)	(2,820,940)

Net increase in net assets from share transactions	34,783,503

Total net increase in net assets	30,644,426
Net assets at beginning of period	88,860

Net assets at end of period	$30,733,286

Accumulated net investment income/loss	$—

The accompanying notes are an integral part of these financial statements.

CENTRAL PARK GROUP MULTI-EVENT FUND
Statement of Cash Flows
Period from December 6, 2007 (commencement of operations) to October 31, 2008

Cash flows from operating activities
Net decrease in net assets resulting from operations	$(4,139,077)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(303,109,837)
Proceeds from dispositions of investments	263,107,989
Purchases of securities sold, not yet purchased	115,825,690
Proceeds from securities sold, not yet purchased	(109,316,275)
Purchases of written options	623,627
Proceeds from written options	(546,287)
Amortization of offering costs	161,978
Net realized loss from investments, options and currency transactions	5,584,106
Net realized loss on credit default swap agreements	72,210
Net realized gains on securities sold, not yet purchased	(2,726,652)
Net realized loss on written options	5,446
Change in net unrealized appreciation/ depreciation from investments, options, foreign currency transactions, securities sold, not yet purchased, exchange traded funds sold, not yet purchased and written options	789,808

Change in assets and liabilities:
(Increase) Decrease in assets:
Foreign currency	(97,308)
Deposit with broker	(300,000)
Receivable for investments sold, not settled	(4,001,423)
Interest and dividends receivable	(57,205)
Offering costs	98,351
Other assets	(16,461)
Increase (Decrease) in payables:
Payable for investments purchased, not settled	7,154,752
Payable for deferred offering costs	(278,000)
Due to investment adviser	22,426
Trustee fees payable	1,250
Accounts payable and other accrued expenses	188,418

Net cash used in operating activities	(30,952,474)

Cash flows from financing activities
Proceeds from shares issued	37,604,443
Shares redeemed	(467,213)

Net cash provided by financing activities	37,137,230

Net increase in cash	6,184,756
Cash - beginning of period	—

Cash - end of period	$6,184,756

The accompanying notes are an integral part of these financial statements.

CENTRAL PARK GROUP MULTI-EVENT FUND
Notes to Financial Statements
October 31, 2008

1. Organization

Central Park Group Multi-Event Fund (the “Fund”) was organized in the State of Delaware on November 21, 2006 as a diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on December 6, 2007 and previously had minimal operations primarily related to organizational matters.

The Fund’s investment objective is to seek capital appreciation while seeking to moderate risk and reduce volatility compared to the general equity markets, by pursuing a variety of investment strategies. These include primarily event-driven strategies, relative value strategies, and capital structure arbitrage strategies. The Fund may also trade and invest in undervalued securities by employing long-biased strategies.

The Fund’s investment adviser is Central Park Para Management, LLC (a registered investment adviser) (the “Adviser”), a joint venture between Central Park Advisers, LLC (“Central Park Advisers” or the “Manager”) and Para Advisors, LLC (“Para Advisors”). The Fund’s Board of Trustees (the “Trustees”) has overall responsibility to manage and control the business affairs of the Fund and has engaged the Manager to provide investment advice to the Fund.

2. Summary of Significant Accounting Policies

The accounting and reporting policies of the Fund have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and are expressed in United States dollars.

The Fund incurred approximately $179,649 in initial offering costs, comprised mostly of legal costs pertaining to the preparation of the Fund’s offering documents. These costs began amortizing over twelve months beginning with the Fund’s commencement of the offering period which was December 6, 2007.

Security Valuation: Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price, except for short positions and call options written, for which the last quoted asked price is used. Short-term securities and debt securities with less than 60 days to maturity are generally valued at amortized cost, which approximates fair value.

Securities traded on a foreign securities exchange are valued at their last sale price on the exchange where such securities are primarily traded or in the absence of a reported sale on a particular day, at their bid price, in the case of securities held long, or ask prices, in the case of securities sold, not yet purchased, as reported by such exchange. Debt securities are valued in accordance with the procedures described above which, with respect to such securities, may include the use of valuations furnished by a pricing service which employs a matrix to determine valuation for normal institutional sized trading units. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of such securities and exchange rates may be affected by events occurring between the times such values or exchange rates are determined and the time that the net asset value of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities are valued at fair value as determined in good faith by, or under the supervision of, the Trustees.

Private securities are valued at fair value. These securities are initially recorded at their original funded cost and subsequently adjusted based upon transactions or events occurring that directly affect the value of such securities. These securities may also be adjusted downward in the event that net realizable value is determined to be less than carrying value. The Fund’s investments in investment funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund’s investments in investment funds are carried at fair value as determined by the Fund’s pro rata interest in the net assets of each investment fund. All valuations utilize financial information supplied by each investment fund and are net of management and incentive fees or allocations payable to the investment funds’ managers or pursuant to the investment funds’ agreements. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser and/or the Trustees will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported or whether to adjust such value. The underlying investments of each investment fund are accounted for at fair value as described in each investment fund’s financial statements.

Derivatives (e.g. futures contracts, options and swap agreements) are generally valued using third party pricing services or other procedures approved by the Trustees. Swap agreements are valued based upon the quotes received from the swap counterparty.

If market quotations are not readily available, securities and options described above are valued at fair value as determined in good faith by, or at the supervision of, the Trustees. Fair value shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security or other investment; (ii) whether any dealer quotations are available; (iii) possible valuation methodologies that could be used to determine fair value; (iv) the recommendation of the Adviser with respect to the valuation; (v) whether the same or similar securities or other investments are held by other accounts or other funds managed by the Adviser and the valuation method used by the Adviser with respect thereto; (vi) the extent to which the fair value to be determined will result from the use of data or formulae produced by third parties independent of the Adviser; and (vii) the liquidity or illiquidity of the market for the security or other investment. At October 31, 2008 no such securities were valued at fair value.

Foreign Currency Transactions: The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

CENTRAL PARK GROUP MULTI-EVENT FUND
Notes to Financial Statements, continued
October 31, 2008

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at the date of valuation, resulting from changes in currency exchange rates.

Option Writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Put and call options purchased are accounted for in the same manner as investment securities.

Financial Futures Contracts: The Fund invests in financial futures contracts for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Investment Transactions: The Fund records security transactions based on trade date. For investments in securities, dividend income is recorded on the ex-dividend date. Interest income is recorded as earned on the accrual basis and includes amortization or accretion of premiums or discounts. Discounts and premiums on securities purchased are accreted/amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The fair value of the Company’s assets and liabilities which qualify as financial instruments under Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments,” approximates the carrying amounts presented in the Statement of Assets & Liabilities.

Federal Income Taxes: The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s policy is to comply with the provisions of the Code applicable to RICs and to distribute to its shareholders all of its distributable net investment income and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for federal income or excise tax has been recorded in these financial statements.

Effective November 1, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 “Accounting for the Uncertainty in Income Taxes” (“FIN 48”). FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current period. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses in connection with the adoption of FIN 48. A reconciliation is not provided herein, as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2007 through present remain subject to examination by the U.S. taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

3. Related Party Transactions

The Fund, pursuant to the Investment Management Agreement, will pay the Manager a monthly asset based fee at an annual rate of 2% of the Fund’s average monthly net assets. The Fund will also pay the Adviser, generally at the end of each fiscal year and at certain other times, an incentive fee (the “Incentive Fee”) equal to 20% of the Fund’s net profits. For the purposes of calculating the Incentive Fee for any fiscal period (as defined below), net profits will be determined by taking into account net realized gain or loss (including realized gain that may have been distributed to shareholders during such fiscal period) and the net change in unrealized appreciation or depreciation of securities positions. No Incentive Fee will be payable for any fiscal period unless losses and depreciation from prior fiscal periods (the “cumulative loss”) have been recovered by the Fund, occasionally referred to as a “high water mark” calculation. The cumulative loss to be recovered before payment of Incentive Fees will be reduced in certain circumstances. The Adviser will be under no obligation to repay any Incentive Fees previously paid by the Fund. Thus, the payment of Incentive Fee for a fiscal period will not be reversed by the subsequent decline of the Fund’s assets in any subsequent fiscal period.

CENTRAL PARK GROUP MULTI-EVENT FUND
Notes to Financial Statements, continued
October 31, 2008

The Incentive Fee is accrued monthly and taken into account for the purpose of determining the Fund’s net asset value. Accordingly, the repurchase price received by an investor whose shares are repurchased in a repurchase offer will be based on a share valuation that will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase. No adjustment to a repurchase price will be made after it has been determined. However, for shareholders whose shares are not repurchased on a periodic share repurchase date, the Incentive Fee accrual may subsequently be reversed prior to payment if the Fund’s performance declines.

Incentive Fees payable, or portions thereof, are determined as of, and are promptly paid after, the last day of the fiscal year as well as the last day of any other fiscal period. The “fiscal period” is normally the fiscal year, except that, whenever there are share repurchases pursuant to periodic repurchase offers, the period of time from the end of the last fiscal period through that date constitutes a new fiscal period. In such event, only that portion of the accrued Incentive Fee that is proportional to the assets paid in respect of the shares being repurchased (not taking into account any proceeds from contemporaneous share purchases or reinvestments) will be paid to the Adviser for such fiscal period.

There was no Incentive Fee paid for the period from December 6, 2007 (commencement of operations) to October 31, 2008.

Each Trustee of the Fund receives an annual retainer of $5,000 plus a fee for each meeting attended. All Trustees are reimbursed by the Fund for all reasonable out of pocket expenses. Total amounts expensed by the Fund related to Trustees for the year ended October 31, 2008 were $23,000, which appears as Trustee fees in the Statement of Operations.

4. Administration, Custodian Fees and Distribution

Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citi Fund Services, Inc., serves as administrator, accounting agent, and transfer agent to the Fund, and in that capacity provides certain administrative, accounting, record keeping, tax and investor related services. For its services as administrator, the Fund pays Citi an annual fee based upon the average net assets of the Fund at an annualized tiered rate ranging from .06% to .08% subject to an annual minimum fee of $125,000. The Fund pays Citi annual per investor servicing fees ranging from $10 to $20 per investor. In addition, the Fund reimburses Citi for certain out of pocket expenses incurred.

Union Bank of California serves as custodian (the “Custodian”) of the Fund’s assets and provides custodial services for the Fund. Additionally, the Fund utilizes JP Morgan Chase (formerly, Bear Stearns), and Goldman Sachs as prime brokers.

Foreside Fund Services, LLC (the “Distributor”) acts as the distributor of the Fund’s shares on a best efforts basis, subject to various conditions. The Distributor is not affiliated with the Adviser, Citi, or its affiliated companies. The Fund also may distribute shares through other brokers or dealers. The Fund will sell shares only to Qualified Investors (as defined in the Fund’s prospectus).

5. Capital Share Activity

During the year ended October 31, 2008, the Fund had the following share transactions:

For the period from
December 6, 2007
(commencement of
operations) to
October 31, 2008

Beginning Shares	8,342
Shares Sold	3,653,162
Shares Redeemed	(303,674)

Ending Shares	3,357,830

6. Fund Expenses

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Fund’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of investors; Trustee fees; all costs with respect to communications to investors; transfer taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Trustees. The Adviser voluntarily agreed to bear Fund expenses in excess of an operating expense cap at the annualized rate of 0.50% of the Fund’s net asset value up to $375,000 in Fund expenses (excluding asset-based fees, interest, brokerage, taxes, or extraordinary expenses) to reduce the gross expense ratio. As of August 11, 2008, the Fund had reached the maximum of $375,000 of reimbursable expense, which is reflected as reduction of gross expenses in the Statement of Operations.

7. Securities Transactions

Aggregate purchases and proceeds from sales of investment securities, options and swaps, for the period from December 6, 2007 (commencement of operations) to October 31, 2008 amounted to $303,109,837 and $263,107,989, respectively. Purchases and proceeds from securities and exchange traded funds sold, not yet purchased amounted to $115,825,690 and $109,316,275, respectively, and purchases and sales of written options amounted to $623,627 and $546,287, respectively. Net realized gain resulting from securities and exchange traded funds sold, not yet purchased and written options was $2,721,206 for the period from December 6, 2007 (commencement of operations) to October 31, 2008.

CENTRAL PARK GROUP MULTI-EVENT FUND
Notes to Financial Statements, continued
October 31, 2008

At October 31, 2008, the tax basis of investments was $31,597,979 resulting in accumulated net unrealized depreciation on investments of $1,768,010, which consists of $537,252 gross unrealized appreciation and $2,305,262 gross unrealized depreciation. The difference between the book and tax basis of investments is primarily attributable to book to tax differences for accounting or reorganizations and credit default swaps.

8. Due to Brokers

The Fund has the ability to trade on margin and, in that connection may borrow funds from brokers and banks for investment purposes. Trading in debt securities on margin requires collateral that is adequate in the broker’s reasonable judgment under the margin rules of the applicable market and the internal policies of the broker. The 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness. The Fund pledges cash as collateral for the margin borrowings, which is maintained in a segregated cash account held by the Custodian. The Fund had no borrowings outstanding at October 31, 2008.

9. Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk

The Fund maintains cash in bank deposits which, at times, may exceed Federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

In the ordinary course of trading activities, the Fund trades and holds certain fair-valued derivative contracts, which constitutes guarantees under FASB Interpretation 45 “Guarantors’ Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.” Such contracts include written put options, where the Fund would be obligated to purchase securities at specified prices, i.e. the options are exercised by the counterparties. The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. At October 31, 2008, the Fund had maximum payout amounts of approximately $25,705 relating to written put option contracts, which expire between 1 and 3 months. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

The financial instruments contain varying degrees of off-balance sheet risk whereby changes in the market value of securities underlying the financial instruments may be in excess of the amounts recognized in the Statement of Assets and Liabilities. Due to the nature of the Fund’s strategy, the Fund’s portfolio may include some securities which are relatively illiquid, or thinly traded, and have a greater amount of both market and credit risk than many other fixed income instruments. These investments trade in a limited market and may not be able to immediately liquidate if needed. Value assigned to these investments may differ significantly from the values that would have been used had a broader market for the investments existed.

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. This transaction creates a liability to purchase such securities in the market at prevailing prices, and is presented in the Statement of Assets and Liabilities as “securities sold, not yet purchased”. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold, not yet purchased. The Fund is exposed to market risk based on the amount, if any that the market value of the securities sold, not yet purchased, exceeds the payments received. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The cash due from the broker (Goldman Sachs & Co.) is primarily related to securities sold, not yet purchased; its use is therefore restricted until the securities are purchased.

The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract.

During the period from December 6, 2007 (commencement of operations) to October 31, 2008, the Fund had the following written option transactions:

	Call Options		Put Options
	Number of		Number of
	Contracts	Premium	Contracts	Premium

Beginning balance	—	$—	—	$—
Options written	2,259	326,637	2,179	296,990
Options terminated in closing purchase transactions	(1,728)	(269,736)	(1,609)	(232,261)
Options expired prior to exercise	(455)	(36,330)	(33)	(2,514)

Options outstanding at October 31, 2008	76	$20,571	537	$62,215

The fair value of written call option and put option contracts as of October 31, 2008 was $21,280 and $55,605, respectively, which is included as a liability in written options, at market value on the Statement of Assets and Liabilities.

The Fund may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

CENTRAL PARK GROUP MULTI-EVENT FUND
Notes to Financial Statements, continued
October 31, 2008

The Fund may enter into swap agreements for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to that Fund than if that Fund had invested directly in an instrument that yielded the desired return or spread. Swap agreements do not involve the delivery of securities or other underlying instruments. The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to that Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund’s books and records.

Credit default swaps (“CDSs”) are bilateral financial contracts that transfer the credit risk of a third party reference entity or a group of entities from one party to another. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. The seller typically receives a predetermined periodic payment from the other party in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event. If a default event occurs, the seller would be required to pay the par value of a referenced debt obligation to the counterparty in exchange for a default debt obligation.

During the year ended October 31, 2008 the Fund entered into CDSs as a “Protection Buyer”. The CDSs entered into by the Fund involve payments of fixed rate amounts on a notional principal amount to a “Protection Seller” in exchange for agreed upon payment amounts to the Fund by the Protection Seller if specified credit events occur related to an underlying reference security. A credit event is typically defined as the occurrence of a payment default or the bankruptcy or insolvency of the issuer or guarantor of the reference security. The Fund does not own the underlying reference security. There are no such open transactions at October 31, 2008.

Total return swaps (“TRSs”) are bilateral financial contract agreements where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A TRS allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted out against each other, resulting in a single amount that is either due to or from each party.

The swap agreements provide for net cash settlement in the event of a credit event and therefore do not require the Fund to segregate assets to cover the underlying reference security. The Manager believes that the transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as subject to the Fund’s borrowing restriction. Both CDSs and TRSs are collateralized by segregated cash held at the counterparty.

In addition to being exposed to the credit risk of the underlying reference entity, CDSs and TRSs are subject to counterparty risk, market risk and interest rate risk. CDSs and TRSs utilized by the Fund may not perform as expected or in a manner similar to the high yield bond markets. Risks may arise as a result of the failure of the counterparty (Protection Seller) to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk. Additionally, risks may arise from the unanticipated movements in the interest rates or in the value of the underlying reference securities. The Fund may use various techniques to minimize credit risk including early termination or reset and payment, using different counterparties and limiting the net amount due from any individual counterparty.

Fluctuations in the value of CDSs are recorded in the change in net unrealized appreciation/depreciation from investments, options, foreign currency transactions, securities sold, not yet purchased, exchange traded funds sold, not yet purchased and written options on the Statement of Operations.

The Fund will enter into swap agreements only with counterparties that the Adviser reasonably believes are capable of performing under the swap agreements. As of October 31, 2008 the Fund held no CDSs or TRSs.

The Fund also invests in bonds and bank debt. Bonds and bank debt (loan assignments and participations) have exposure to certain degrees of risk, including interest rate, market risk and the potential non-payment of principal and interest, including default or bankruptcy of the issuer or the intermediary in the case of participation. Loans are generally subject to prepayment risk, which will affect the maturity of such loans. The Fund had no unfunded commitments on investments at October 31, 2008.

10.	Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to registered investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. There were no distributions to shareholders during the period from December 6, 2007 (commencement of operations) to October 31, 2008.

As of October 31, 2008, for federal income tax purposes, the Fund had capital loss carryforwards in the amount of $1,951,782 available to offset capital gains, if any, to the extent provided by the Treasury regulations. These carryforwards expire in 2016.

The Fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. As of October 31, 2008, the Fund’s most recent fiscal year end, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed	Undistributed Long-	Accumulated Capital	Unrealized	Total Accumulated
Ordinary Income	Term Capital Gains	and Other Losses	Depreciation	Deficit

$ —	$ —	$(1,951,782)	$(1,772,873)	$(3,724,655)

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales. The difference between book basis undistributed net investment income and tax basis undistributed ordinary net investment income is

CENTRAL PARK GROUP MULTI-EVENT FUND
Notes to Financial Statements, continued
October 31, 2008

attributable primarily to differing book/tax treatment of short term capital gains, forward currency contract mark to market, and income accruals surrounding certain debt structured instruments.

As of October 31, 2008, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments to capital:

Accumulated Net	Accumulated Net Realized
Investment Income	Gains (Losses)	Paid in Capital

$425,399	$(11,278)	$(414,121)

11.	Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

12.	Recent Accounting Pronouncements

In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, the Fund does not believe the adoption of SFAS 157 will have a material impact on the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March, 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the fund’s financial position, performance and cash flows. Management is evaluating the impact SFAS 161 will have on the Fund’s financial statements and related disclosures, and its impact on the financial statements has not yet been determined.

13.	Financial Highlights

For the Period
December 6, 2007
(commencement of
operations) to
October 31, 2008

Net Asset Value, beginning of period	$10.65
Net investment loss, net of waivers	(0.02)
Realized & unrealized loss from investments, options, foreign currency transactions, securities sold, not yet purchased, exchange traded funds sold, not yet purchased, written options and swaps	(1.48)

Net Asset Value, end of period	$9.15

Ratio of net investment loss to average net assets (a)(b)	(2.39)%
Ratio of gross expenses to average net assets (a)(b)(c)	6.69%
Ratio of net expenses to average net assets (a)(b)(d)	4.53%
Portfolio turnover rate (e)	740%
Total return (e)(f)	(14.08)%
Net Assets, end of period (in 000’s)	30,733

(a)	The average net assets used in the above ratios are calculated by adding any withdrawals payable effective at the end of a period to the net assets for such period.
(b)	Annualized for periods less than one year.
(c)	Ratio of gross expenses to average net assets does not include the impact of the Adviser’s expense reimbursement.
(d)	Ratio of net expenses to average net assets includes the effect of the voluntary expense reimbursement by the Adviser.
(e)	Not annualized for periods less than one year.

(f)	Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted and does not reflect the deduction of sales load, if any, incurred when subscribing to the Fund.

14.	Subsequent Event

The Fund admitted 25 new investors with contributions in the amount of $1,615,200 subsequent to the period from December 6, 2007 (commencement of operations) to October 31, 2008. Additionally, the Fund paid out $2,353,727 in repurchases on November 7, 2008.

CENTRAL PARK GROUP MULTI-EVENT FUND
Notes to Financial Statements, continued
October 31, 2008

CENTRAL PARK GROUP MULTI-EVENT FUND
Supplemental Information
October 31, 2008 (Unaudited)

Disclosure of Portfolio Holdings: The Fund files a Form N-Q with the Securities and Exchange Commission (the “SEC”) no more than sixty days after the Fund’s first and third fiscal quarters of each fiscal year. For the Fund, this would be for the fiscal quarters ending January 31 and July 31. Form N-Q includes a complete schedule of the Fund’s portfolio holdings as of the end of those fiscal quarters. The Fund’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities: A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 866-667-8733 or on the SEC’s website at http://www.sec.gov.

TRUSTEES

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

Three of the Trustees are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Trustees”) and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation. The identity of the Trustees and brief biographical information regarding each Trustee is set forth below. The Fund’s statement of additional information (the “SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling 1-866-667-8733.

			Number of
	Term of Office		Portfolios in Fund	Other Trusteeships/
Name, Age, Address and	and Length of	Principal Occupation(s)	Complex Overseen	Directorships Held by Trustee
Position(s) with Fund	Time Served	During Past 5 Years	by Trustee[1]	Outside Fund Complex
INDEPENDENT TRUSTEES

Joan Shapiro Green (62) c/o Central Park Group, LLC 12 East 49th Street New York, NY 10017 Trustee	Term—Indefinite Length—Since Inception	Executive Director of National Council of Jewish Women New York since 2007; Executive Director of New York Society of Securities Analysts (2004 - 2006); President of the Financial Women’s Association (2002 - 2003)	1	None

Kristen M. Leopold (39) c/o Central Park Group, LLC 12 East 49th Street New York, NY 10017 Trustee	Term—Indefinite Length—Since Inception	Self-Employed Financial Consultant since 2007; Chief Financial Officer of Weston Capital Management, LLC (investment managers) (1997 - 2006)	1	None

Janet L. Schinderman (56) c/o Central Park Group, LLC 12 East 49th Street New York, NY 10017 Trustee	Term—Indefinite Length—Since Inception	Self-Employed Educational Consultant since 2006; Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School, of Columbia University (1990 - 2006)	1	Advantage Advisers Augusta Fund, L.L.C.; Advantage Advisers Multi-Sector Fund I; Advantage Advisers Whistler Fund, L.L.C.; Advantage Advisers Xanthus Fund, L.L.C.

INTERESTED TRUSTEES

Mitchell A. Tanzman (49) c/o Central Park Group, LLC 12 East 49th Street New York, NY 10017 Trustee and Principal Executive Officer	Term—Indefinite Length—Since Inception	Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group, LLC since 2006; Co-Head of UBS Financial Services’ Alternative Investment Group (1998 - 2005) and Operating Committee Member of UBS Financial Services Inc. (2004 - 2005)	1	None

Ruth S. Goodstein (48) c/o Central Park Group, LLC 12 East 49th Street New York, NY 10017 Trustee	Term—Indefinite Length—Since Inception	Chief Operating Officer of Central Park Group, LLC since 2006; Chief Operating Officer of Robeco-Sage Capital Management, LLC (2005 — 2006); Senior Vice President of UBS Financial Services Inc. (1998 - 2005)	1	None

CENTRAL PARK GROUP MULTI-EVENT FUND
Supplemental Information, continued
October 31, 2008 (Unaudited)

Number of
	Term of Office		Portfolios in Fund	Other Trusteeships/
Name, Age, Address and	and Length of	Principal Occupation(s)	Complex Overseen	Directorships Held by Trustee
Position(s) with Fund	Time Served	During Past 5 Years	by Trustee[1]	Outside Fund Complex
OFFICER(S) WHO ARE NOT TRUSTEES

Michael Mascis (41) c/o Central Park Group, LLC 12 East 49th Street New York, NY 10017 Principal Accounting Officer	Term—Indefinite Length—Since Inception	Chief Financial Officer of Central Park Group, LLC since 2006; First Vice President of UBS Financial Services Inc. (2002 — 2006)	N/A	N/A

Patrick J. Keniston (44) Foreside Compliance Services, LLC Two Portland Square Portland, ME 04101 Chief Compliance Officer	Term—Indefinite Length—Since Inception	Director, Foreside Compliance Services, LLC since October, 2008; Vice President and Counsel, Citi Fund Services (2005-2008); Counsel, Citigroup Global Transaction Services (2001 - 2005)	N/A	N/A

[1]	The Fund Complex does not include any other funds.

REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders the option of redeeming shares in amounts of not less than 5% but not more than 25% of the Fund’s Shares of beneficial interest (“Shares”). Currently, the Fund expects to offer to repurchase 25% of its outstanding Shares every January, April, July, and October. The deadline by which the Fund must receive repurchase requests submitted by shareholders in response to each repurchase offer (the “Repurchase Request Deadline”) will be generally on or about the 18th day in the months of January, April, July, and October or, if the 18th day is not a business day, on the next business day. The date on which the repurchase price for Shares is to be determined will be generally the last day of the month (the “Repurchase Pricing Date”), but shall occur no later than the 14th day after the Repurchase Request Deadline or, if the 14th day is not a business day, on the next business day. The Fund’s Share repurchase policy is a fundamental policy of the Fund.

During the period from December 6, 2007 (commencement of operations) to October 31, 2008, the Fund completed three quarterly repurchase offers. In those offers, the Fund offered to repurchase up to 25% of the number of its outstanding Shares as of the Repurchase Pricing Dates. The results of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3

Commencement Date	March 28, 2008	June 27, 2008	September 26, 2008
Repurchase Request Deadline	April 18, 2008	July 18, 2008	October 17, 2008
Repurchase Pricing Date	April 30, 2008	July 31, 2008	October 31, 2008
Net Asset Value as of Repurchase Offer Date	$10.44	$9.54	$9.15
Amount Repurchased	$250,720.46	$216,492.79	$2,353,727.02
Percentage of Outstanding Shares Repurchased	1.32%	0.73%	7.11%

Item 2. Code of Ethics.
(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics may be obtained without charge by calling 212-317-9200.
(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from any provision thereof.
Item 3. Audit Committee Financial Expert.
3(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is Kristen Leopold, who is “independent” for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.

	Current Year	Previous Year
(a) Audit Fees	$95,000	$10,000

(b) Audit-Related Fees	$0	$0

(c) Tax Fees	$15,525	$4,000

(d) All Other Fees	$0	$0
Audit fees include fees associated with the audit of the registrant’s annual financial statements and include fees associated with annual audits for providing a report in connection with the registrant’s report on Form N-CSR. Tax fees include fees for tax compliance, tax advice and tax planning, and include fees for assisting management in preparation of tax estimates.

(e)(1)	The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services that are required to be pre-approved on a case by case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.
(f) Not applicable.
(g) Not applicable.
(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the report to shareholders filed under item 1 of this form.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Proxy Voting Policies are as follows:
The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser to vote the Fund’s proxies in accordance with the Adviser’s proxy voting guidelines and procedures. The Adviser has adopted proxy voting guidelines which provide that proxy voting decisions are made by officers, members or employees of Para Advisors LLC (“Para Advisors”), a member of the Adviser, in accordance with its own proxy voting policies and procedures (the “Voting Guidelines”). The Voting Guidelines provide as follows:
•	Para Advisors typically has the authority to exercise voting discretion over all securities with respect to which Para Advisors can vote that are held in client accounts (“Advisory Accounts”). The analyst involved in making investment decisions or analyses with respect to the relevant Advisory Account and the security involved will be responsible for voting Advisory Account proxies, subject to the oversight of the chief compliance officer, either in writing or via the internet, for such Advisory Account. Generally, Para Advisors relies on analyses and votes recommendations provided by Institutional Shareholder Services (“ISS”). However, Para Advisors maintains ultimate voting discretion with respect to Advisory Account proxies and may disregard ISS’ recommendations at any time. The chief compliance officer shall be responsible for maintaining records of the manner in which each proxy was voted, including, with respect to proxy votes that diverge from the specific policies only, a brief explanation of the rationale for such vote.

•	In the event that the responsible analyst is unavailable to attend a meeting in person, proxies will be voted by ISS, as described above: (i) on computerized proxy cards, where such cards are used by the security issuer, (ii) by returning the proxy voting card via mail per instructions provided by the security issuer, (iii) via e-mail or fax, or (iv) via the internet, in accordance with the specific procedures of such vote.

•	Para Advisors shall keep a record of its proxy voting policies and procedures, proxy statements received, votes cast, all communications received and internal documents created that were material to voting decisions and each investor request for proxy voting records and the investment adviser’s response, in an easily accessible place for five years, the first two years at its offices. Para Advisors may rely on the SEC’s Edgar system or ISS for maintaining any proxy statements.

•	If Para Advisors is made aware of a conflict of interest when voting a proxy, the following process will be followed:

The chief compliance officer will, as soon as reasonably practicable, consult with the chief operating officer and the employee of Para Advisors responsible for the investment decision in the security to which the proxy relates.

The chief compliance officer will identify the issuer and proposal to be considered. The chief compliance officer will also identify the conflict of interest that has been detected.

The proxy will be voted based upon the determination of the chief compliance officer and the chief operating officer in conjunction with the relevant employee.

•	Para Advisors shall provide a copy of these Proxy Voting Policies and Procedures and information regarding any proxies actually voted by Para Advisors to any investor in an Advisory Account promptly upon the request of such investor.
Information regarding how Para Advisors (and thus the Adviser) voted the Para Advisors’ proxies related to the Fund’s portfolio holdings during the 12-month period ending October 31st will be available, without charge, upon request by calling collect (212) 317-9200, and on the SEC’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Ned Sadaka, President and Manager of Para Advisors, is the Fund’s portfolio manager (the “Portfolio Manager”) and has served in that position since the Fund’s commencement of operations in December 2007. As Portfolio Manager, Mr. Sadaka is primarily responsible for the investment strategy and day-to-day management of the Fund’s portfolio. Mr. Sadaka manages multiple accounts in addition to the Fund, including other pooled investment vehicles (e.g., hedge funds).
Mr. Sadaka has served as President and Manager of Para Advisors since Para Advisors commenced operations as a registered investment adviser in January 2006. Prior to that, he founded Para Inc., and oversaw the management of private funds managed by Para Inc. or its affiliates since 1986. Mr. Sadaka received an M.B.A. from the University of Chicago Graduate School of Business, an M.S. from Stanford and a B.S. from the University of Manchester.
The Portfolio Manager’s goal is to provide high quality investment services to all of his clients, including the Fund. Para Advisors has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address conflicts associated with managing multiple accounts for multiple clients.
Potential conflicts of interest may arise because of the Portfolio Manager’s management of the Fund and other accounts. For example, conflicts of interest may arise with the allocation of investment transactions and the allocation of limited investment opportunities. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Manager may have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, the Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. Additionally, Para Advisors could be viewed as having a conflict of interest to the extent that its investment in other accounts is materially different than its investment in the Fund. The Adviser periodically reviews the Portfolio Manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.
Other accounts managed by the Portfolio Manager may have investment objectives and strategies that differ from those of the Fund, or they may differ from the Fund in terms of the degree of risk that each such account and the Fund are willing to bear. For these or other reasons, the Portfolio Manager may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Manager may place transactions of behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.
All accounts managed by Para Advisors are currently charged identical performance fees. Additionally, all Para accounts are also charged asset-based management fees, some of which may differ from the fees charged to the Fund. A potential conflict of interest could arise if Para Advisors were to receive a performance-based advisory fee as to one account but not another, or performance-based advisory fees of differing amounts, because the Portfolio Manager may favor certain of the accounts subject to the performance fee, whether or not the performance of those accounts directly determines the Portfolio Manager’s compensation.
The Portfolio Manager’s compensation is comprised of a fixed annual salary and an annual supplemental distribution paid by Para Advisors and not by the Fund. Because the Portfolio Manager is the majority equity owner of Para Advisors and certain other affiliated entities which receive performance-based fees from client accounts, the supplemental distribution that the Portfolio Manager receives from Para Advisors directly or indirectly is generally equal to his proportional share of the annual net profits earned by Para Advisors from advisory fees and performance-based fees derived from its client accounts, including the Fund, as applicable.
The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Portfolio Manager and estimated assets under management in those accounts, as of October 31, 2008. All such accounts, and the assets managed thereunder, bear performance-based advisory fees.
Ned Sadaka

Registered Investment Companies		Pooled Accounts		Other Accounts
Number of		Number of		Number of
Accounts	Assets Managed	Accounts	Assets Managed	Accounts	Assets Managed
0	$-	4	$273,000,000	4	$114,000,000
As of October 31, 2008, the Portfolio Manager beneficially owned shares of the Fund with a value in the range of $50,001 - $100,000.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11. Controls and Procedures.
(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.
(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Central Park Group Multi-Event Fund

By (Signature and Title)	/s/ Mitchell A. Tanzman Mitchell A. Tanzman, Principal Executive Officer
Date December 19, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Mitchell A. Tanzman Mitchell A. Tanzman, Principal Executive Officer
Date December 19, 2008

By (Signature and Title)	/s/ Michael Mascis Michael Mascis, Principal Accounting Officer
Date December 19, 2008